Filed Pursuant to Rule 497(e)

File Nos. 333-195493; 811-22961

Sparkline Intangible Value ETF

Ticker Symbol: ITAN

Listed on NYSE Arca, Inc.

(the “Fund”)

Supplement dated May 2, 2022, to the Fund

Summary Prospectus dated June 28, 2021 and the

Prospectus and Statement of Additional Information,

each dated June 29, 2021

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information (“SAI”), be retained for future reference and is in addition to any existing Fund Supplement(s).

Change in Name of the Trust

The Board of Trustees of Alpha Architect ETF Trust, a Delaware statutory trust (the “Trust”) approved a change of the name of the Trust to “EA Series Trust.” Effective immediately, all references to the name of the Trust in each of the Summary Prospectus, Prospectus and SAI are hereby deleted and replaced with the EA Series Trust.

The change of the name of the Trust will not result in any changes in the investment objectives or investment strategies of the Fund.

New Assistant Treasurer for the Trust

Effective immediately, Sean Hegarty is added as Assistant Treasurer of the Trust. The section entitled “Management of the Funds—Officers” in the SAI is hereby amended to add the following information about the new officer:

Name and Year of Birth	Position(s) with Trust	Principal Occupation(s)
Sean Hegarty (1993)	Assistant Treasurer (since April 2022)	Chief Operating Officer, Empowered Funds, LLC (2022 - present); Assistant Vice President - Fund Administration, U.S. Bank Global Fund Services (2018 - 2022); Staff Accountant, Cohen & Company (2015 - 2018)